EXHIBIT 10.10(a)

EXECUTION

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT, dated as of September 29, 2006 (this “Agreement”), among LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding”), LEAF INSTITUTIONAL DIRECT MANAGEMENT, LLC, a Delaware limited liability company (“LEAF IDM”), LEAF FINANCIAL CORPORATION, a Delaware corporation ("LEAF Financial"), LEASE EQUITY APPRECIATION FUND II, L.P., a Delaware limited partnership (“LEAF II”), LEAF II B SPE, LLC, a Delaware limited liability company (“LEAF II B SPE”), MERRILL LYNCH EQUIPMENT FINANCE LLC, a Delaware limited liability company (“MLEF”), MERRILL LYNCH COMMERCIAL FINANCE CORP., a Delaware corporation ("Lender”), and U.S. BANK NATIONAL ASSOCIATION, as Custodian and Paying Agent ("U.S. Bank").

WITNESSETH:

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in Appendix A attached hereto;

WHEREAS, LEAF Funding, LEAF IDM, LEAF Financial, MLEF, the Lender and U.S. Bank are parties to the Transaction Documents (as such term is defined in that certain Purchase, Sale and Contribution Agreement, dated as of April 8, 2003, between LEAF Funding and LEAF IDM, as amended, supplemented or otherwise modified prior to the date hereof, and referred to herein as the “Existing Transaction Documents”), pursuant to which (i) LEAF Funding shall from time to time sell to LEAF IDM, and LEAF IDM shall from time to time purchase from LEAF Funding, all of LEAF Funding’s right, title and interest in, to and under certain Purchased Contracts; (ii) LEAF IDM shall from time to time sell to MLEF, and MLEF shall from time to time purchase from LEAF IDM, all of LEAF IDM’s right, title and interest in, to and under such Purchased Contracts; (iii) the Lender shall from time to time lend to MLEF amounts sufficient to purchase such Purchased Contracts, and MLEF’s obligations to the Lender shall be secured by, among other things, MLEF’s right, title and interest in, to and under such Purchased Contracts; and (iv) the Servicer shall service such Purchased Contracts;

WHEREAS, the parties hereto intend that MLEF transfer, assign and convey to LEAF II B SPE all of MLEF’s right title and interest in, to and under the Purchased Contracts and the Existing Transaction Documents, and in connection therewith, LEAF II B SPE shall assume and undertake to perform all of MLEF’s liabilities and obligations under the Purchased Contracts and the Existing Transaction Documents;

WHEREAS, the parties hereto intend that LEAF IDM transfer, assign and convey to LEAF II all of LEAF IDM’s right title and interest in, to and under the Purchased Contracts and the Existing Transaction Documents, and in connection therewith, LEAF II shall assume and undertake to perform all of LEAF IDM’s liabilities and obligations under the Purchased Contracts and the Existing Transaction Documents; and

WHEREAS, the parties hereto intend to amend the Transaction Documents in order to give effect to the foregoing transactions on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Assignment and Assumption; Purchase Price. On the Effective Date (as defined in Section 3 hereof), subject to the terms and conditions hereof:

(a) MLEF hereby sells, transfers, assigns and otherwise conveys, without recourse, to LEAF II B SPE and LEAF II B SPE hereby purchases from MLEF, all of MLEF’s right, title and interest in, to and under each of the Purchased Contracts owned by MLEF as of the date hereof, together with all of MLEF’s right, title and interest in, to and under each of the Transaction Documents. MLEF’s sale, transference and assignment hereunder of the Purchased Contracts and MLEF’s right, title and interest in, to and under each of the Transaction Documents is final and irrevocable from and after the Effective Date, and none of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE shall have any right to require that such transference and assignment terminate or that MLEF repurchase such Purchased Contracts or MLEF’s right, title and interest in, to and under each of the Transaction Documents from LEAF II B SPE.

(b) MLEF delegates, transfers, assigns and otherwise conveys, with recourse, to LEAF II B SPE, and LEAF II B SPE hereby assumes from MLEF, all of MLEF’s duties, obligations and liabilities in, to and under each of the Purchased Contracts owned by MLEF as of the date hereof, together with all of MLEF’s right, title and interest in, to and under each of the Transaction Documents. MLEF’s delegation, transference and assignment hereunder of the Purchased Contracts and MLEF’s right, title and interest in, to and under each of the Transaction Documents is final and irrevocable from and after the Effective Date, and none of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE shall have any right to require that such delegation, transference and assignment terminate or that MLEF re-assume such duties, obligations and liabilities from LEAF II B SPE.

(c) LEAF IDM hereby sells, transfers, assigns and otherwise conveys, without recourse, to LEAF II and LEAF II hereby purchases from LEAF IDM, all of LEAF IDM’s right, title and interest in, to and under each of the Purchased Contracts owned by LEAF IDM as of the date hereof, together with all of LEAF IDM’s right, title and interest in, to and under each of the Transaction Documents. LEAF IDM’s sale, transference and assignment hereunder of the Purchased Contracts and LEAF IDM’s right, title and interest in, to and under each of the Transaction Documents is final and irrevocable from and after the Effective Date, and none of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE shall have any right to require that such transference and assignment terminate or that LEAF IDM repurchase such

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Purchased Contracts or LEAF IDM’s right, title and interest in, to and under each of the Transaction Documents from LEAF II.

(d) LEAF IDM delegates, transfers, assigns and otherwise conveys, with recourse, to LEAF II, and LEAF II hereby assumes from LEAF IDM, all of LEAF IDM’s duties, obligations and liabilities in, to and under each of the Purchased Contracts owned by LEAF IDM as of the date hereof, together with all of LEAF IDM’s right, title and interest in, to and under each of the Transaction Documents. LEAF IDM’s delegation, transference and assignment hereunder of the Purchased Contracts and LEAF IDM’s right, title and interest in, to and under each of the Transaction Documents is final and irrevocable from and after the Effective Date, and none of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE shall have any right to require that such delegation, transference and assignment terminate or that LEAF IDM re-assume such duties, obligations and liabilities from LEAF II.

(e) Each of the parties hereto consents to the foregoing sales, transfers, assignments, conveyances and delegations and each party hereto hereby acknowledge and agrees that all property, whether tangible or intangible, as sold, transferred, assigned, conveyed and delegated is done so subject to the continuing first priority Lien of the Lender therein.

(f) In consideration of the foregoing, LEAF II B SPE shall pay to MLEF a net amount equal to $188,824,807.55 (the “Purchase Price”), which shall include LEAF II B SPE’s assumption of the indebtedness and liabilities of MLEF then due and owing under the Existing Transaction Documents in the principal amount of $173,043.222.82. All amounts payable to MLEF in cash shall be paid in same day funds, without defense, setoff or counterclaim, and shall be made to an account of MLEF or Affiliate thereof that has been notified to LEAF II in writing

SECTION 2. Amendment. As of the Effective Date:

(a) Purchase, Sale and Contribution Agreement. The Purchase, Sale and Contribution Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii)  Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(iii) Each reference therein to the phrase “the applicable Collection Account” is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “the Collection Account”.

(iv) The Definitions and Rules of Construction attached thereto as Appendix A is hereby amended and restated in its entirety in the form of Appendix A attached hereto.

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(v) The Form of Purchase Date Notice attached thereto as Exhibit A is hereby amended and restated in its entirety in the form of Exhibit I attached hereto.

(vi) Section 2.02 thereof is hereby amended by deleting it in its entirety and, in lieu thereof, the following:

“SECTION 2.02 Purchase Price. In consideration of the sale, transference and assignment of the Purchased Contracts to be sold, transferred and assigned on any Purchase Date, LEAF II shall pay to LEAF Funding the Purchase Price for each Purchased Contract on the applicable Purchase Date, which shall be paid in immediately available funds on such Purchase Date in accordance with the funding instructions set forth in the applicable Purchase Date Notice.”

(vii) Section 2.03 thereof is hereby amended by deleting it in its entirety and, in lieu thereof, inserting “Section 2.03 Intentionally Omitted.”

(viii) Section 3.02(a)(iii)(A)(1) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, inserting “(1) Intentionally Omitted;”.

(ix) Section 3.02(f)(i)(A) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, inserting “(A) Intentionally Omitted;”.

(b) Purchase and Sale Agreement. The Purchase and Sale Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii)  Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(iii) Each reference therein to the phrase “the applicable Collection Account” is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “the Collection Account”.

(iv) Section 2.02 thereof is hereby amended by deleting it in its entirety and, in lieu thereof, the following:

“SECTION 2.02 Purchase Price. In consideration of the sale, transference and assignment of the Purchased Contracts to be sold, transferred and assigned on any Purchase Date, LEAF II B SPE shall pay to LEAF II the Purchase Price for each Purchased Contract on the applicable Purchase Date, which shall be paid in immediately available funds on such Purchase Date in accordance with the funding instructions set forth in the applicable Purchase Date Notice. Notwithstanding

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anything herein or in any other Transaction Document to the contrary, as of each Purchase Date, the excess, if any, of the fair market value of any Purchased Contract over the Purchase Price for such Purchased Contract on such Purchase Date shall be deemed to be a contribution to the capital of LEAF II B SPE by LEAF II, which shall increase LEAF II’s beneficial ownership interest in LEAF II B SPE.”

(v) Section 2.04 thereof is hereby amended by deleting it in its entirety.

(vi) Article VIII thereof is hereby amended by inserting the following at the end thereof:

“SECTION 8.14 Relationship of LEAF II and LEAF II B SPE.

(a) The relationship between LEAF II and LEAF II B SPE shall be that of buyer and seller. Neither is a trustee or agent for the other, nor does either have fiduciary obligations to other. This Agreement shall not be construed to create a partnership or joint venture between LEAF II and LEAF II B SPE.

(b) LEAF II B SPE shall maintain at all times a telephone number different from any telephone numbers of LEAF II. LEAF II B SPE shall use stationery separate from that of LEAF II.

(c) LEAF II B SPE and LEAF II shall take steps to ensure that their respective creditors are aware that LEAF II B SPE is a legal entity separate and distinct from any other Entity and maintains its assets, and conducts its operations, separate from those of any other Entity. Neither LEAF II B SPE nor LEAF II shall fail to correct any known misunderstanding regarding their separate identity. LEAF II shall not purport to operate as an integrated, single economic unit with LEAF II B SPE in dealing with any unaffiliated Entity. LEAF II shall not finance LEAF II B SPE’s operations or guarantee LEAF II B SPE’s obligations. LEAF II B SPE shall pay from its own funds, to the extent funds are available, its operating expenses and liabilities, including legal fees and expenses, or shall reimburse LEAF II for any such expenses or liabilities paid by LEAF II on LEAF II B SPE’s behalf. LEAF II B SPE shall not hold out the assets or creditworthiness of LEAF II as being available for the payment of LEAF II B SPE’s liabilities or obligations, and LEAF II B SPE shall not hold out its assets or creditworthiness as being available for the payment of the liabilities or obligations of LEAF II or any of its affiliates other than LEAF II B SPE. LEAF II shall not hold out the assets or creditworthiness of LEAF II B SPE, nor shall LEAF II B SPE permit LEAF II to hold its assets or creditworthiness, as being available for the payment of the liabilities or obligations of LEAF II or any of its affiliates (other than LEAF II B SPE). LEAF II shall not hold out the assets or

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creditworthiness of it or any of its affiliates (other than LEAF II B SPE) as being available for the payment of the liabilities or obligations of LEAF II B SPE. LEAF II B SPE shall not permit the assets or creditworthiness of LEAF II or any of its affiliates (other than LEAF II B SPE) to be held out as being available for payment of the liabilities or obligations of LEAF II B SPE. Neither LEAF II nor LEAF II B SPE shall use or permit the separate trust existence of LEAF II B SPE to be used by LEAF II to abuse creditors or to perpetrate a fraud, injury, or injustice on creditors.

(d) LEAF II and LEAF II B SPE shall each conduct its respective business separate and apart from the business conducted by the other. LEAF II B SPE shall maintain its books and records distinct and separately identifiable from the corporate records of LEAF II and any other Entity. LEAF II B SPE shall prepare financial records distinct and separately identifiable from the financial records of LEAF II or any of its affiliates (other than LEAF II B SPE). LEAF II B SPE shall prepare and maintain such statements and reports in accordance with generally accepted accounting principles. LEAF II shall indicate in such consolidated financial statements that the assets of LEAF II B SPE are not available to satisfy the creditors of any Entity other than LEAF II B SPE. To the extent that LEAF II B SPE is required to file tax returns under applicable law, LEAF II B SPE shall file such tax returns separate from those of any other Entity. LEAF II B SPE shall keep its funds and bank accounts separate and apart from the funds of LEAF II and any of its affiliates (other than LEAF II B SPE), and shall maintain its other assets separately identifiable and distinguishable from the assets of LEAF II and any of its affiliates (other than LEAF II B SPE). LEAF II B SPE shall not commingle its funds or other assets with those of any other Entity.

(e) LEAF II B SPE shall act solely in its own name and solely through its duly Authorized Officers or agents. LEAF II B SPE shall comply with the provisions of its limited liability company agreement, and shall comply in all material respects with the laws of the State of Delaware, insofar as they pertain to its separateness. In addition, LEAF II, as the sole member of LEAF II B SPE, shall execute such consents as may be necessary to authorize action by LEAF II B SPE, and LEAF II B SPE shall maintain appropriate records of its written consents and shall observe all requisite corporate formalities insofar as they pertain to LEAF II B SPE’s separate existence.

(f) All transactions between LEAF II and LEAF II B SPE are and shall be duly authorized and documented, and recorded accurately in their respective books and records. All such transactions shall be fair to each party, constitute exchanges for fair consideration and for reasonably equivalent value, and shall be made in good faith and without any intent to

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hinder, delay, or defraud creditors. LEAF II B SPE shall not take any action, and shall not engage in transactions with LEAF II or any of its Affiliates (other than LEAF II B SPE) except as directed by LEAF II, and LEAF II shall not give any directions that are prohibited by LEAF II B SPE’s limited liability company agreement.”

(c) Loan Agreement. The Loan Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(iii) The form of Class A Note attached thereto as Exhibit A is hereby amended and restated in its entirety in the form of Exhibit II attached hereto.

(iv) The form of Class B Note attached thereto as Exhibit B is hereby deleted in its entirety.

(v) Section 2.01 thereof is hereby amended by deleting it in its entirety and, in lieu thereof, the following:

“SECTION 2.01 Commitment. During the Effective Period, subject to the terms and conditions herein set forth, the Lender agrees to make Advances to LEAF II B SPE in an aggregate principal amount not to exceed the Commitment. The Commitment shall automatically and permanently be reduced to zero on the Expiry Date. Subject to the terms, provisions and limitations set forth herein, LEAF II B SPE may borrow and repay, but not reborrow, Advances on or after the Closing Date and prior to the Expiry Date.”

(vi) Section 2.02(a) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, the following:

“(a) Upon receipt of the Purchase Date Notice, and subject to the terms and conditions hereof, the Lender shall make Advances to LEAF II B SPE on the applicable Purchase Date in an aggregate amount equal to (x) the Advance Rate as of such date times (y) the Contract Value of each Purchased Contract to be purchased as of such Purchase Date.”

(vii) Section 2.03(c) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, the following:

“(c) If requested in writing by the Lender, all Advances made by the Lender to LEAF II B SPE shall be evidenced by a single Note duly executed on behalf of LEAF II B SPE and delivered to and made payable

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to the order of the Lender in a principal amount equal to the amount of the Commitment.”

(viii) The second sentence of Section 2.04 thereof is hereby amended by deleting it in its entirety and, in lieu thereof, the following:

“Each Advance shall bear interest on the principal amount thereof from time to time outstanding, from the date of on which such Advance is made until such principal amount becomes due, at a rate per annum equal to the sum of (i) the LIBO Rate, plus (ii) the Facility Rate; provided, upon the occurrence of a Servicer Default each Advance shall bear interest on the principal amount thereof from time to time outstanding, from the date of such occurrence until such principal amount becomes due, at a rate per annum equal to the Default Funding Rate.”

(ix) Section 2.05 thereof is hereby amended by deleting the phrase “the Applicable Priority of Payments” in its entirety and, in lieu thereof, inserting the phrase “the Priority of Payments”.

(x) Section 3.02(d) thereof is hereby amended by deleting the “and” at the end of clause (iii) thereof, deleting the “.” at the end of clause (iv) thereof inserting, in lieu thereof “ and;”, and inserting the following the following at the end thereof:

“(v) immediately prior to and after giving effect to the Advances to be made on such Purchase Date, (x) the Maximum Advance Amount as of such date does not exceed the aggregate amount of the Note Balance as of such date, and (y) the aggregate amount of the Note Balance as of such date does not exceed the Commitment in effect as of such date.”

(xi) Section 4.01 thereof is hereby amended by inserting the following the following at the end thereof:

“(f) No Proceedings. There are no proceedings, injunctions, writs, restraining orders or investigations pending or, to the best knowledge of LEAF II B SPE, threatened against LEAF II B SPE before any Governmental Authority (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, validity or enforceability of, this Agreement or any of the other Transaction Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, or (iii) seeking any determination or ruling that is reasonably likely to affect adversely the financial condition or operations of LEAF II B SPE or the validity or enforceability of, or the performance by LEAF II B SPE of its obligations under, this Agreement or any of the other Transaction Documents.

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(g) No Consents. No authorization, consent, license, order or approval of, filing, registration or declaration with, or notice to, any Person, including, without limitation, any Governmental Authority, is required for LEAF II B SPE in connection with the execution and delivery of this Agreement or any of the other Transaction Documents by LEAF II B SPE or the performance of its obligations under this Agreement or any of the other Transaction Documents, except for the filing of documents required to have been filed on or prior to the Closing Date or a Purchase Date pursuant to Sections 3.01 and 3.02, all of which were so filed and are in full force and effect.

(h) Ownership; Liens.

(i) On each Purchase Date, LEAF II B SPE is the sole and exclusive owner of each Purchased Contract purchased by LEAF II B SPE on such date, each such Purchased Contract is free and clear of any Lien and no effective financing statement or other instrument similar in effect covering such Purchased Contract is on file in any recording office.

(ii) As of each Purchase Date, each Purchased Contract shall be acquired by LEAF II B SPE from LEAF II free and clear of any Lien except Permitted Liens.

(i) Location. The principal place of business and major executive office of LEAF II B SPE, and the offices where LEAF II B SPE keeps the originals of its books, records and documents regarding the Purchased Contracts sold hereunder, are located at LEAF II B SPE’s address specified in Section 8.09.

(j) Valid Lien. This Agreement creates, to secure the Obligations, a valid security interest (as defined in the UCC) in the Collateral and, upon the filing of the financing statements on Form UCC-1 described in Section 3.01, Lender will have a valid first priority perfected security interest in the Collateral (subject to Section 9-315 of the UCC).

(k) Solvency. LEAF II B SPE is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement. LEAF II B SPE is currently repaying all of its indebtedness as such indebtedness becomes due; and, after giving effect to the transactions contemplated by this Agreement, LEAF II B SPE will have adequate capital to conduct its business as presently conducted and as contemplated by this Agreement.

(l) Compliance. LEAF II B SPE has complied, and will comply on each Purchase Date, in all respects with all Requirements of Law with respect to it, its business and properties and all Purchased Contracts sold

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hereunder. LEAF II B SPE has maintained and will maintain all applicable permits, certifications and licenses necessary in any respect with respect to its business and properties and all Purchased Contracts sold hereunder, LEAF II B SPE has filed or caused to be filed, and will file, on a timely basis all tax returns required by any Governmental Authority.

(m) No Rescission. No Purchased Contract has been satisfied, subordinated or rescinded or, except as disclosed in writing to Lender, amended in any manner.

(n) No Insolvency Event. No Insolvency Event has occurred with respect to LEAF II B SPE nor, in LEAF II B SPE’s good faith judgment, is any Insolvency Event anticipated to occur with respect to LEAF II B SPE in the foreseeable future.

(o) Fraudulent Conveyance. LEAF II B SPE is not entering into the transactions contemplated hereby with any intent of hindering, delaying or defrauding creditors.

(p) Eligible Contracts. As of the relevant Purchase Date:

(i) each Purchased Contract sold on such date is an Eligible Contract and the transfer, sale and conveyance to LEAF II hereunder of such Purchased Contract does not conflict with, result in a breach of any of the provisions of, or constitute (with or without notice or lapse of time or both) a default under, such Purchased Contract or violate any Requirement of Law or subject the Lender to any fine, penalty or liability; and

(ii) the information set forth in the Purchase Date Notice with respect to each Purchased Contract to be purchased on such date, together with the applicable electronic data file provided in connection therewith, is and shall be true and correct.

(q) No Proceedings. There are no proceedings, injunctions, writs, restraining orders or investigations pending or, to the best knowledge of an Authorized Officer of LEAF II B SPE, threatened with respect to any Purchased Contract before any Governmental Authority asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, validity or enforceability of any such Purchased Contract.

(r) Legal Name. The legal name of LEAF II B SPE is LEAF II B SPE, LLC.

(s) ERISA. No Plan (as defined in Section 3(3) of ERISA) maintained by LEAF II B SPE or any of its ERISA Affiliates (as defined in Section

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414(b), (c), (m) or (o) of the Code) has any accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, LEAF II B SPE and each ERISA Affiliate of LEAF II B SPE have, in a timely manner, made all contributions required to be made by it to any Plan and Multiemployer Plan (as defined in Section 4001(a)(3) of ERISA) to which contributions are or have been required to be made by LEAF II B SPE or such ERISA Affiliate, and no event requiring notice to the Pension Benefit Guaranty Corporation under Section 302(f) of ERISA has occurred and is continuing or could reasonably be expected to occur with respect to any such Plan, in any case, that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of LEAF II B SPE or the payment of any material amount to avoid such Lien. No Reportable Event (as defined in Section 4043 of ERISA) with respect to LEAF II B SPE or any of its ERISA Affiliates has occurred or could reasonably be expected to occur that could reasonably be expected to result, directly or indirectly, in any Lien being imposed on the property of LEAF II B SPE or the payment of any material amount to avoid such Lien.

(t) PATRIOT Act. To the extent applicable, LEAF II B SPE is in compliance, in all material respects, with the (i) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the PATRIOT Act. No part of the proceeds of any Advance will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.”

(xii) Section 5.01(e) thereof is hereby amended by deleting the phrase “the applicable Collection Account” in its entirety and, in lieu thereof, inserting the phrase “the Collection Account”.

(xiii) Section 5.01(f) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the following:

“(f) Reporting Requirements.

(i) LEAF II B SPE shall (A) within one Business Day after an Authorized Officer of LEAF II B SPE obtains knowledge of the occurrence of any Potential Termination Event or any Termination Event, notify (either orally or in writing) the Lender of such

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occurrence and (B) as soon as possible and in any event within three Business Days after an Authorized Officer of LEAF II B SPE obtains knowledge of the occurrence of any Potential Termination Event or any Termination Event, deliver to Lender, the Lender a statement of an Authorized Officer of LEAF II B SPE setting forth details of such Termination Event or such event and the action that LEAF II B SPE has taken and proposes to take with respect thereto.

(ii) As soon as possible and in any event within 10 Business Days after an Authorized Officer of LEAF II B SPE obtains knowledge thereof, LEAF II B SPE shall notify the Lender of any litigation, investigation or proceeding that could reasonably be expected to impair in any respect the ability of LEAF II B SPE to perform its obligations under this Agreement.

(iii) LEAF II B SPE shall promptly deliver to Lender such other information, documents, records or reports regarding the Purchased Contracts as Lender may from time to time reasonably request in order to protect Lender’s interests under or as contemplated by this Agreement.”

(xiv) Section 5.01 thereof is hereby amended by inserting the following at the end thereof:

“(g) Extension or Amendment of Contract Receivables. Except as otherwise permitted under the Servicing Agreement, LEAF II B SPE will not (i) extend, amend or otherwise modify the terms of any Purchased Contract or (ii) rescind or cancel any Purchased Contract.

(h) No Actions Against Obligors. Except in accordance with the Servicing Agreement, LEAF II B SPE will not commence or settle any legal action to enforce any rights under any Purchased Contract.”

(xv) Article VIII thereof is hereby amended by inserting the following at the end thereof:

“SECTION 8.11 Indemnification. Without limiting any other rights that any of the Indemnified Parties may have hereunder or under any applicable law, LEAF II B SPE hereby agrees to indemnify the Indemnified Parties from and against any and all Indemnified Amounts, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following:

(a) the reliance by any of the Indemnified Parties on any representation or warranty made by LEAF II B SPE under this Agreement that was incorrect in any respect when made or deemed made;

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(b) any breach by Lender of any of its obligations under this Agreement or any other Transaction Document;

(c) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnified Party is a party thereto;

(d) any commingling by LEAF II B SPE of Collections with other funds of LEAF II B SPE or any of its Affiliates; or

(e) any breach by LEAF II B SPE of any obligation under, or any violation by LEAF II B SPE of any Requirement of Law with respect to, any Purchased Contract;

provided, however, that LEAF II B SPE shall not have any obligation to any Indemnified Party pursuant to this Section 8.11 for any of the foregoing (x) caused by the gross negligence or willful misconduct of such Indemnified Party as determined by a final judgment of a court of competent jurisdiction or (y) that arise out of facts and circumstances related to the Purchased Contracts occurring prior to the Effective Date. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 8.11 may be unenforceable because it is violative of any law or public policy, LEAF II B SPE shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Amounts incurred by the Indemnified Parties.

Each Indemnified Party shall use reasonable efforts to notify LEAF II B SPE in advance of making any claim under this Section. Any Indemnified Amounts due under this Section shall be payable when incurred and, in any event, within ten Business Days of submission of a claim by the Indemnified Party. This Section shall survive the payment of all amounts otherwise due under this Agreement.”

(d) Servicing Agreement. The Servicing Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(iii) Each reference therein to the phrase “the applicable Collection Account” or the phrase “the applicable Collection Account” is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “the Collection Account”.

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(iv) Each reference therein to the phrase “the Applicable Priority of Payments” is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “the Priority of Payments”.

(v) Section 2.01(b) thereof is hereby amended by deleting the phrase “the Master DDA, the Collection Accounts and the Reserve Accounts” in its entirety and, in lieu thereof, inserting the phrase “the Master DDA and the Collection Account”.

(vi) Section 2.01(c)(iv) thereof is hereby amended by deleting the phrase “and all funds on deposit in the applicable Reserve Account” in its entirety.

(vii) Section 2.01(c)(v) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “Intentionally Omitted”.

(viii) Section 2.01(f)(ii) thereof is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the following:

“(ii) at the Servicer’s expense, with the prior written consent of the Lender, and subject to Section 2.01(g), entering into subservicing arrangements with any Person for the purpose of administering or collecting the Collections.”

(ix) Section 4.01(b)(i) thereof is hereby amended by deleting the phrase “the Master DDA, the Collection Accounts and the Reserve Accounts” in its entirety and, in lieu thereof, inserting the phrase “the Master DDA and the Collection Account”.

(e) Back-up Servicing Agreement. The Back-up Servicing Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(iii) Section 2.04 thereof is hereby amended by deleting the phrase “the Applicable Priority of Payments” in its entirety and, in lieu thereof, inserting the phrase “the Priority of Payments”.

(f) Paying Agent Agreement. The Paying Agent Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

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(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(iii) Each reference therein to the phrase “the applicable Collection Account” or the phrase “the applicable Collection Account” or the phrase “either Collection Account” is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “the Collection Account”.

(iv) Each reference therein to the phrase “the Applicable Priority of Payments” is hereby amended by deleting it in its entirety and, in lieu thereof, inserting the phrase “the Priority of Payments”.

(v) Section 3(a) thereof is hereby amended by deleting the phrase “the Master DDA, the Collection Accounts and the Reserve Accounts” in its entirety and, in lieu thereof, inserting the phrase “the Master DDA and the Collection Account”.

(vi) Section 5(b) thereof is hereby amended as follows by deleting it in its entirety and, in lieu thereof, inserting the phrase “Intentionally Omitted”.

(vii) Sections 6(b), 6(c) and 6(d) thereof are each hereby amended by deleting it in its entirety.

(viii) Section 7(b) thereof is hereby amended by deleting the phrase “and funds on deposit in the applicable Reserve Account, in each case,”; in its entirety.

(g) Custodial Agreement. The Paying Agent Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(h) Master DDA Control Agreement. The Master DDA Control Agreement is hereby amended as follows:

(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(i) Master DDA Intercreditor Agreement. The Master DDA Intercreditor Agreement is hereby amended as follows:

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(i) Each reference therein to “Borrower” shall be deemed to be a reference to LEAF II B SPE, as assignee of MLEF.

(ii) Each reference therein to “LEAF SPE” shall be deemed to be a reference to LEAF II, as assignee of LEAF IDM.

(j) Addressees. Each of the Transaction Documents is amended to provide that notice information for each of the addressees in the Transaction Documents shall be as follows:

If to LEAF Funding:

LEAF Funding, Inc.
c/o LEAF Financial Corporation
1818 Market Street, 9th floor
Philadelphia, PA 19103

Tel: (215) 569-1844
Fax: (215) 569-0675
Attn: Crit DeMent

With copies to:

Dar Patel, Esq.
General Counsel
LEAF Financial Corporation
(same info as above)

and:

Richard Abt, Esq.
Ledgewood
1900 Market Street, Suite 750
Philadelphia, PA 19103

Tel: (215) 731-9450
Fax: (215) 735-2513

If to LEAF II:

Lease Equity Appreciation Fund II, L.P.
c/o LEAF Financial Corporation
(same as above)

If to LEAF II B SPE:

LEAF II B SPE, LLC
c/o LEAF Financial Corporation
(same as above)

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If to the Lender:

Merrill Lynch Commercial Finance Corp.
4 World Financial Center,10th Fl.
New York, NY 10080
Tel: (212) 449-9369
Fax: (212) 449-9015
Attn:  Jeffrey S. Cohen

If to U.S. Bank:

U.S. Bank National Association
180 East Fifth Street
St. Paul, MN 55101
Tel: (651) 244-0727
Fax: (651) 244-1917
Attn: Structured Finance/Leaf Financial

SECTION 3. Conditions Precedent to the Effectiveness of this Agreement. This Agreement shall become effective as of the date hereof (the “Effective Date”) provided that each of the following conditions precedent shall have been satisfied, or waived by the Lender and U.S. Bank, on or before such date:

(a) Purchase Price. LEAF II B SPE shall have paid to MLEF the Purchase Price in accordance with the terms and conditions hereof.

(b) Collection Accounts and Reserve Accounts. The Paying Agent shall have (i) renamed the currently existing “Collection Account (Pool A)” as “Merrill Lynch Commercial Finance Corp., as Lender, Account of LEAF II B SPE, LLC”, which account, as of the Effective Date and thereafter, shall for all purposes of the Transaction Documents be the “Collection Account”, (ii) transferred all amounts then on deposit in the Collection Account (Pool B), Reserve Account (Pool A) and Reserve Account (Pool B) into the Collection Account, and (iii) terminated each of the Collection Account (Pool B), Reserve Account (Pool A) and Reserve Account (Pool B).

(c) Delivery of Agreements, Documents, Instruments, Etc. The Lender shall have received each of the following, each, unless otherwise noted, dated as of Effective Date:

(i) this Agreement, executed and delivered by a duly Authorized Officer of each party hereto;

(ii) a Note, executed and delivered by a duly Authorized Officer of LEAF II B SPE;

(iii) an Effective Date Notice in form of Exhibit III attached hereto executed and delivered by a duly Authorized Officer of LEAF Financial, LEAF Funding, LEAF IDM, LEAF II and LEAF II B SPE;

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(iv) copies of the organizational documents of each of LEAF II and LEAF II B SPE, certified by the Secretary of State of the State of Delaware, or, if such document is of a type that may not be so certified, certified by the secretary of each of LEAF II and LEAF II B SPE, as applicable, together with a good standing certificate from the Secretary of State of the State of Delaware and, if applicable, each other jurisdiction in the United States in which each of LEAF II and LEAF II B SPE is qualified to do business and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each jurisdiction of organization, each dated a recent date prior to the Effective Date;

(v) resolutions of the board of directors (or any duly authorized committee thereof) or members of each of LEAF II and LEAF II B SPE approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party, certified as of the Effective Date by the secretary of each of LEAF II and LEAF II B SPE, as applicable, as being in full force and effect without modification or amendment;

(vi) signature and incumbency certificates of the officers of each of LEAF II and LEAF II B SPE executing the Transaction Documents to which it is a party;

(vii) executed copies of one or more favorable written opinions of counsel for LEAF Financial, LEAF Funding, LEAF IDM, LEAF II and LEAF II B SPE in form and substance satisfactory to the Lender and its counsel, dated as of the Effective Date and covering substantially such matters as LEAF II B SPE or the Lender may reasonably request (this Agreement constituting a written request by each of LEAF Financial, LEAF Funding, LEAF IDM, LEAF II and LEAF II B SPE to such counsel to deliver such opinions to LEAF II B SPE and the Lender), including, without limitation, (x) concerning the potential application to LEAF Funding, LEAF II and LEAF II B SPE of the doctrine of “substantive consolidation” under the federal bankruptcy laws and (y) concerning the true sale nature of the transactions contemplated hereby and the other Transaction Documents; and

(viii) financing statements relating to the conveyance of the Purchased Contracts, naming LEAF II as debtor, LEAF II B SPE as secured party and LEAF II B SPE as assignee thereof, or other similar instruments or documents, as may be necessary or, in the opinion of the Lender, desirable under the UCC of any appropriate jurisdiction or other applicable law to perfect LEAF II’s ownership of the Purchased Contracts and a first priority security interest therein, which financing statements, instruments or documents shall be filed with the Secretary of State of the State of Delaware and such other filing offices as may be necessary or appropriate.

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(d) Representations and Warranties. As of the date hereof, the representations and warranties made herein by LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE shall be true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(e) No Potential Termination Event or Termination Event. No Potential Termination Event or Termination Event shall have occurred and be continuing or shall occur as a result of this Agreement.

SECTION 4. Representations and Warranties. To induce MLEF, the Lender and U.S. Bank to enter into this Agreement, each of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE hereby represent and warrant to MLEF, the Lender and U.S. Bank as follows as of the date hereof:

(a) Representations and Warranties - Transaction Documents. The representations and warranties made by each of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II and LEAF II B SPE in any Transaction Document (giving effect to the transactions contemplated hereby) are true and correct in all material respects on and as of such date as if made on and as of such date (except to the extent such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

(b) Representations and Warranties - This Agreement.

(i) It is duly organized and validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the State of Delaware. It has full power, authority and legal right to own its properties and conduct its business, as presently owned and conducted, and as is proposed to be conducted under this Agreement (and, in the case of LEAF II B SPE, the Note), and to execute, deliver and perform its obligations under this Agreement (and, in the case of LEAF II B SPE, the Note).

(ii) It is duly qualified to do business (or is exempt from such qualification requirements), is in good standing, and has obtained all Governmental Authorizations in each jurisdiction in which qualification and such Governmental Authorization are required in connection with the conduct its business, as presently owned and conducted, and as is proposed to be conducted under this Agreement (and, in the case of LEAF II B SPE, the Note), and the execution, delivery and performance of its obligations under this Agreement (and, in the case of LEAF II B SPE, the Note), except to the extent that any failure to be so qualified could not reasonably be expected to have a material adverse effect.

(iii) Its execution, delivery and performance of this Agreement (and, in the case of LEAF II B SPE, the Note) and the consummation of the transactions

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contemplated by this Agreement (and, in the case of LEAF II B SPE, the Note) have been duly and validly authorized by all necessary action on the part of it.

(iv) This Agreement (and, in the case of LEAF II B SPE, the Note) constitutes a valid and legally binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally, now and hereafter in effect, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(v) Its execution and delivery of this Agreement (and, in the case of LEAF II B SPE, the Note), its performance of the transactions contemplated hereby and its fulfillment of the terms hereof and thereof applicable to it do not (A) contravene it’s organizational documents, (B) conflict with or violate any Requirements of Law applicable to it, (C) violate any provision of, or require any filing, registration, consent or approval under, any Requirement of Law presently in effect having applicability to it, except for such filings, registrations, consents or approvals as have already been obtained or made and are in full force and effect, and (D) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, Purchased Contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties or assets are bound which conflict, violation, default or breach would have an adverse effect on it’s ability to perform its obligations hereunder or on the ownership of the Purchased Contracts.

(vi) There are no proceedings, injunctions, writs, restraining orders or investigations pending or, to the best knowledge of it, threatened against it before any Governmental Authority (A) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, validity or enforceability of, this Agreement (and, in the case of LEAF II B SPE, the Note), (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement (and, in the case of LEAF II B SPE, the Note), or (C) seeking any determination or ruling that is reasonably likely to affect adversely the financial condition or operations of it or the validity or enforceability of, or the performance by it of its obligations under, this Agreement (and, in the case of LEAF II B SPE, the Note).

(vii) No authorization, consent, license, order or approval of, filing, registration or declaration with, or notice to, any Person, including, without limitation, any Governmental Authority, is required for it in connection with the execution and delivery of this Agreement (and, in the case of LEAF II B SPE, the Note) by it or the performance of its obligations under this Agreement (and, in the

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case of LEAF II B SPE, the Note), except for the filing of documents required to have been filed on or promptly after the Effective Date.

(c) No Potential Termination Event or Termination Event. No Potential Termination Event or Termination Event has occurred and is continuing or shall occur as a result of this Agreement.

SECTION 5. Reference to and Effect on the Transaction Documents. As of the Effective Date, any reference in any Transaction Document to a Transaction Document shall be to such Transaction Document as amended hereby.

SECTION 6. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 7. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. Integration. This Agreement and the other Transaction Documents represent the agreement of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II, LEAF II B SPE, MLEF, the Lender and U.S. Bank with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by LEAF II B SPE, Lender or U.S. Bank relative to subject matter hereof not expressly set forth or referred to herein or in the Transaction Documents.

SECTION 9. GOVERNING LAW AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. PATRIOT ACT. Purchaser hereby notifies each of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II, LEAF II B SPE that pursuant to the requirements of the PATRIOT Act, it is required to obtain, verify and record information that identifies each such Person, which information includes the name and address of each such Person and other information that will allow such Purchaser to identify each of LEAF Funding, LEAF IDM, LEAF Financial, LEAF II, LEAF II B SPE in accordance with the PATRIOT Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LEAF FINANCIAL CORPORATION

By:
Name:
Title:

LEAF FUNDING, INC.

By:
Name:
Title:

LEAF INSTITUTIONAL DIRECT MANAGEMENT, LLC

By: LEAF Funding, Inc., its sole member

By:
Name:
Title:

LEASE EQUITY APPRECIATION FUND II, L.P.

By: LEAF Financial Corporation, its general partner

By:
Name:
Title:

LEAF II B SPE, LLC

By: Lease Equity Appreciation Fund II, L.P., its sole member

By: LEAF Financial Corporation, its general partner

By:
Name:
Title:

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MERRILL LYNCH EQUIPMENT FINANCE LLC

By:
Name:
Title:

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

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Appendix A

[as attached]

Exhibit I

[as attached]

Exhibit II

[as attached]

Exhibit III

[as attached]